
YGYI
Youngevity International, Inc.
NASDAQ: YGYI
Investor Presentation
September 2018

Forward-Looking Statements

This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, on Youngevity's current expectations and projections about future events. In some cases, forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "plans," "believes," "estimates" "indicates," and similar expressions. A number of statements contained in this discussion and analysis are forward-looking statements. These forward-looking statements are based on management's expectations as of the date of this presentation and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from those expressed or implied in the applicable statements. You are cautioned not to place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others: our ability to meet our financial obligations; the relative success of marketing and advertising, our ability to continue our international growth, our ability to execute on our near term objectives, our ability to continue to comply with NASDAQ listing requirements, our ability to add additional products and increase revenue and profitability, competition, including price competition, our ability to leverage our platform and global infrastructure to drive organic growth, the acceptance of the omni-direct approach by our customers, our ability to expand our liquidity and strengthen our balance sheet and other factors described in Youngevity's annual report on Form 10-K for the year ended December 31, 2017, subsequent quarterly reports on Form 10-Qs and any other filings we make with the SEC. The information in the presentation is provided only as of the date presented, and we undertake no obligation to update any forward-looking statements contains in this presentation on account of new information, future events, or otherwise, except as required by law.

YGYI



Annual revenue growth from **$75 million** in 2012 to **$166 million** in 2017

Operates in two significant and scalable business segments: **Direct Selling** and the **Coffee Industry**

Driving revenue in significant market segments Including:
Skin Care, Anti Aging, Weight Loss, Brain Health and **Coffee**

Significant growth opportunity from following initiatives:

- Global Expansion into Latin America and Asia
- Newly Launched Tech Platform
- Green Coffee Distribution and Own Brand Expansion
- Launch of Hemp-Based CBD (see www.hempFX.com)

Nasdaq listed (06/2017) and Added to **Russell Microcap Index** (06/2018)



We are Youngevity. We are different. And we are proud of it.

Established over 20 years ago, Youngevity's core philosophies are based on the principles of co-founder, Dr. Joel Wallach, who has dedicated his 40-year career to answering one crucial question: How can we live younger, longer?

Today, we continue to answer Dr. Wallach's all-important question to achieve our mission. With a growing line of products, a one-of-a-kind business opportunity and our Be the Change Foundation, we believe your health and life can always be better. But we don't sit back and wait for things to change; we lock arms with our tight-knit community of inspiring friends and guide each other to fulfillment, in all areas of our lives. We hope you'll join us.


OMNI DIRECT
SALES CHANNEL

ACQUISITION
PORTAL

PRODUCT
DEVELOPMENT

COFFEE
FARM TO CUP

YGYI Key Metrics

NASDAQ	YGYI	Share Price[1]	$3.57
Shares Outstanding[2]	21.56M	Float[2]*	6.90M
Market Capitalization[2]*	$77.0M	Enterprise Value[2]*	$92.03M
Average Daily Volume[1]	20,625	52 Week Range[2]	$3.17 - $6.75
Debt[2]*	$15.03M	**Fiscal 2017 Revenue**	**$165.7M**

[1] As of 08/31/2018
[2] As of 06/30/2018
* Please see Appendix Page 47 for full calculation formula.

YGYI Q2 YTD Highlights

Q2 YTD 2018

Over

Q2 YTD 2017

8.7%

Revenue increased to $87.2M for Q2 YTD 2018

9.6%

Gross profit increased to $50.4 million for Q2 YTD 2018

31.5%

Coffee segment revenue increased to $15.1M for Q2 YTD 2018

$3.72M

Adjusted EBITDA for Q2 YTD 2018* vs. ($.49M) Q2 YTD 2017*

*Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) as adjusted to remove the effect of stock-based compensation expense and change in the fair value of warrants and any non-cash debt modification expenses. Adjusted EBITDA is a non-GAAP financial measure and should not be construed as a substitute for net income (loss) (as determined in accordance with GAAP) for the purpose of analyzing our operating performance or financial position. A reconciliation of our adjusted EBITDA to net loss for the 6 months ended June 30, 2018 is included in page 48 in the Appendix.

NASDAQ


YOUNGEVITY
BETTER HEALTH
CHALLENGE
YOUNGEVITY.COM
Nasdaq


Composite
0.00%
UNCH
+0.83%
amazon
PayPal
YOUNGEVITY
Nasdaq
YGYI
NasdaqListed

- **June 2017** - YGYI Uplisted to NASDAQ
- **January 2018** - YGYI selected by NASDAQ as Fit Week Company
- **June 2018** - YGYI added to Russell Index


FTSE
Russell

FTSE Russell
Added June 2018

Membership in the Russell Microcap® Index, which remains in place for one year, is expected to lead to automatic inclusion in growth and value style indexes. FTSE Russell, a leading global index provider, determines membership for its Russell U.S. Indexes primarily by objective, market-capitalization rankings and style attributes. Approximately $9 trillion in assets are benchmarked against Russell US Indexes.

YOUNGEVITY®

Direct Selling Segment

Youngevity is Ahead of The Trend

Strong presence in large, scalable market segments.

ANTI-AGING	SKIN CARE	BRAIN HEALTH	WEIGHT LOSS
Immortalium®, Glucogenix, Purmeric, Ocutiv	L'Dara® Advanced Anti-Aging Serum, CertoBella, Youngevity Pure Mineral Makeup	Synaptiv™, Ultimate Memory Fx™, Healthy Body Brain & Heart Pak™ 2.0	Slender Fx™ Rev, Rev 90 Pak, Keto 90 Pak
2015: $140.3 bn	2015: $121 bn	2015: $2.3 bn	2015: $158 bn
2021: $216 bn	2021: $154 bn	2021: $11.6 bn	2021: $241 bn

Sources: Statistica, Research and Markets and Statistics MRC, 2016 Data

Youngevity Enters the $7.7B Cannabis Market with Hemp FX™ Product Line

HEMP FX™

YGYI, Inc. (YGYI), introduced their new Hemp FX™ product line at their August 2018 Convention in San Diego, CA

Soothe™ contains a proprietary hemp-derived cannabinoid oil, as well as a variety of herbs, minerals, and a powerful antioxidant – glutathione. Soothe™ intends to support a healthy immune system and sore, tired, and achy muscles and joints.

Relax™ features the same hemp-derived cannabinoid oil found in Soothe™, combined with the relaxing botanicals chamomile, lavender, valerian, and melatonin –for its sleep-supporting benefits.

Uplift™ takes Youngevity's exclusive hemp-derived cannabinoid oil and combines it with St. John's Wort and a specialized set of natural terpenes (cannabinoid enhancers).

The cannabidiol market is expected to see significant growth in the immediate future. Direct Selling News recently reported that, "According to recent data published by Forbes, citing Brightfield Group, the global cannabis market is projected to reach $31.4 billion by 2021. By end of 2017, the global market value was estimated at $7.7 billion."

With validation from independent 3rd party testing and the growing market, the Hemp FX products have the capacity to transform the nutritional industry and Youngevity's consumer base.


HEMP FX
UPLIFT

Direct Selling US Population

18.6 million* direct selling representatives

2017 Business Activity of the nation's 18.6 million* direct selling representatives


4.7M
Part-time Business Builders
13.0M
Discount Customers
18.6M
Direct Selling Representatives
0.9M
Full-time Business Builders

People Involved by Age

Direct selling provides flexible, entrepreneurial opportunities to all ages


26.4%
Baby Boomers
34%
Gen X
1.4%
Gen Z
1.3%
Silent Gen
36.9%
Millennials

* Individuals who affiliate with direct selling companies are eligible to purchase products at a discount and resell them at a profit. They are also eligible to bring others into their businesses, and mentor them to reach their personal goals.

Source: Direct Selling Association, 2017 Data

Worldwide Direct Selling - Top Verticals


North America: $37.8 Billion
Wellness: 34%
Cosmetics & Personal Care: 17%
Household Goods and Durables: 14%
Western Europe: $29.5 Billion
Wellness: 34%
Cosmetics & Personal Care: 16%
Home Improvement:: 13%
South & Central America: $25.2 Billion
Cosmetics & Personal Care: 62%
Wellness: 21%
Clothing & Accessories: 8%
Asia Pacific: $84.1 Billion
Wellness: 41%
Cosmetics & Personal Care: 29%
Household Goods and Durables: 13%

Source: Direct Selling News, 2017 Data

Global Direct Selling Locations & Growth Strategy


CANADA
OREM, UTAH
CHULA VISTA, CA
HEADQUARTERS
GUADALAJARA
, MEXICO
COLOMBIA
MOSCOW,
RUSSIA
HONG KONG
MALAYSIA
SINGAPORE
JAPAN
TAIWAN
PHILIPPINES
INDONESIA
AUCKLAND, NEW
ZEALAND


Q1 2017
Q1 2018
United States
International
91%
9%
83%
17%

Source: YGYI US vs International Growth

YOUNGEVITY
INTERNATIONAL

International expansion now well underway with corporate infrastructure, product approvals, and newly acquired distributors and customers now driving revenue.

More than 2,000 SKUs

- available to drive future growth -

- Nutritional Supplements
- Weight Management
- Health and Wellness
- Skincare and Cosmetics
- Gourmet Coffee
- Packaged Foods
- Lifestyle Products
- Apparel and Accessories
- Business Lending
- Telecare Health Services
- Pet Care
- Home and Garden

Low Cost of Entry for Distributors

Distributors Receive	Business Startup Kit $25	Business Essentials Kit $199.95	Business Builder Kit $499.99
A Welcome Starter Pack	✓	✓	✓
A replicated website		✓	✓
An experienced Business Coach		✓	✓
Up to 30% off retail pricing on your favorite items		✓	✓
Great products to try		✓	✓
Even more products to share with friends & family			✓

Best in Class Tech Stack & Data Warehouse*

E-Commerce

Powered by Magento, an Adobe Company. Magento is the most popular global e-commerce platform today with more than $155 billion in gross merchandise sales annually. Open source and supported by more than 150,000 Developers world-wide, Magento provides the e-commerce framework which allows us to continuously develop, differentiate, and extend our e-commerce experience.

Proprietary API services layer

Designed and developed as part of our overarching Cloud initiative, this abstraction layer provides integration/translation services between our legacy ERP and public facing e-commerce systems, while simultaneously providing additional fault tolerance, transaction monitoring and reporting capabilities across all business units and revenue streams.

* For detailed Application Architecture, please refer to Appendix

Microsoft Azure

Leading cloud infrastructure provider in use by 90% of Fortune 500 Companies. Microsoft's Azure Cloud is the high availability, scalable on-demand, redundant data and compute infrastructure that drives our global business.

Agile software development

In-house software development augmented by continuous testing and deployment is designed to allow us to quickly provide new features and functionality to our e-commerce systems. Building on a foundation of "open source" technologies should ensure that we can avoid the limitations, lock-ins and high costs associated with 3rd-party vendors and proprietary technologies. Moreover, this approach is expected to allow us to continuously improve and future-proof our systems as new e-commerce trends in UI/UX and technologies present themselves.

Technology Stack

IT Technical Overview

Microsoft Azure

O/S & Web Servers	ubuntu, APACHE
HTTP Accelerator / Cache	VARNISH, redis
E-Commerce / CMS	Magento 2 An Adobe Company
Business Intelligence/Reporting	tableau, Magento Business Intelligence
Framework & Tools	HTML 5, PHP 7, CSS 3, jQuery, REQUIRE.JS, COMPOSER, SendGrid, Bootstrap, less, Knockout.
Predictive/Adaptive Search	CELEBROS
Database	MySQL, SQL Server, Microsoft Azure Service Fabric

YOUNGEVITYGO2

Distributor app making sales easy for direct sellers.*

Google play
Available on the App Store

SOCIAL MEDIA	DRIPS	SAMPLES	VIDEO
Campaigns that drive action	Customer Retention and Distributor Education	Your product speaks for itself	Creative & Engaging

DIGITAL MAGAZINES	DIGITAL FLIPCHARTS	WEBSITES	ANALYTICS
An all new experience	Innovative & Interactive	Beautiful custom creations	Data that drives your business



* For a comprehensive list of features and functionalities visit www.youngevitygo2.com

Internal App Powered by tableau

Internal app features complete Tableau reporting integration, giving YGYI management instant access and reporting on sales worldwide.

Everything connected with the best in class technology stack and data warehouse.



Multiple Product Verticals


Memory Keeping
Quality scrapbook albums and supplies.
Anti-Aging
Nutrition that can change the way you age.
Health & Nutrition
Wellness products to help you live your best life.
Spa & Beauty
Peace of mind that goes beyond skin deep.
Food & Beverage
Natural, wholesome, responsibly sourced – all in one place.
Jewelry
Simple, stylish pieces to keep you looking good and feeling great.
Anthology DIY
Start-to-finish DIY craft projects.
Essential Oils
Created by Nature. Perfected by Science.

Key Revenue Drivers


LIVING
HEALTHIER
STARTS
HERE
90

- 90 for Life -

- Proline -


Next Level Nutrition.
YOUNGEVITY PROLINE



Proprietary Web-based Acquisitions Portal

Youngevity has a distinct way it acquires companies and their intellectual property through a web-based portal. Acquisition Strategy allows for simple onboarding of products, distributors and customers. Generally structured as an Asset Purchase targeting Intellectual Property, Inventory & Databases of consumers and distributors.

Acquisition Portfolio

RICOLIFE
heritage makers
nature direct
ViaViente
gigi hill
Legacy for Life
David Allen Capital, Inc.
MK Collab
BellaVita
beauticontrol
SOZO
RESTART Your Life
sorvana
Empowering People Through Natural Wellness
Youngevity Telecare
beyondorganic
For Tails Only
Future Global Vision
Sta-Natural
JD
Saveur
Good Herbs
Nature's Pearl Muscadine Grape Products


Welcome to
CLR Roasters

Coffee Segment

A Large and Growing Coffee Market

The retail value of the U.S. coffee market is estimated to be **$48 billion dollars**.

Specialty coffee comprises approximately **55% of US Market**.

35% of 18-24 year olds said they drink specialty coffee **daily**.

Millennials consume **44%** of the coffee in US.

59% of **coffee** cups consumed daily in the US are now classified as **gourmet**.

Source: ReportLinker Research, 2016 Data


Coffee Consumption in the US,
Forecast 2017 - 2021
2021
29,006.63
forecast
30k
28k
26k
24k
22k
20k
18k
Thousand of Bags (60kg)
1990
1995
2000
2005
2010
2015
2020
Forecast
Forecast based on International Coffee Organization data
Source: ReportLinker Research
ReportLinker

Creating Coffee Revenue Through...

Green Coffee Distribution

Private-Label Roasting

Sales of Owned Brands
Cafe La Rica, Josie's Java House, Retail & Food Service

Industries Served

- Cruise Liners
- Wellness Centers
- Hotels
- Convenience Stores
- Office Coffee Service
- Retail
- Grocery
- Wholesale
- Direct Selling
- Direct Store Delivery

Vertically Integrated Field to Cup

Coffee plantation and state-of-the-art dry-processing facility in Matagalpa, Nicaragua

- ★ Sustainable farming methods used to increase yields and achieve cost savings
- ★ Historically known for high quality coffee production
- ★ 1,000 acres under management produce 100% Arabica coffee beans
- ★ Gourmet coffees almost exclusively high-quality mild varieties of Arabica coffee

Plantation, dry-processing facility and existing U.S. based facilities allow CLR to control coffee production process from field to cup


CLR
ROASTERS
FROM FARM
TO CUP
We roast with boutique values and pride ourselves
on being one of the best farm to cup roasters

Manufacturing Capabilities



Roasting

4.8K
lbs / shift

10M
lbs / shift

10 Million Pound Capacity per 8 hour shift. Featuring 2 Jabez Burns 23R drum commercial coffee roasters with set controls for roasting time, afterburner temperature and filter water quench. Cooling and stoning for maximum production and consistent quality.



Grinding

5.4K
lbs / shift

11.2M
lbs / shift

11 Million Pound Capacity per 8 hour shift Jabbed Burns 888 Granulizer commercial grinders with set control points from auto drip to fine espresso grinds.

Our Certifications

Our process has earned us the following certifications that demonstrate our commitment and dedication to the craft of providing the highest quality coffee products using the highest standards available.

Shifting Demand Demographics

Chinese and Russian Shift From Tea

- **3x increase** in China consumption of coffee since 2014
- Chinese coffee imports growing 16% per year compared to 2% in the United States



Millennials Drinking More Coffee

- **32%** consumed an espresso-based beverage yesterday
- **15%** of past-day drinkers consumed coffee at a coffee shop/donut shop

Sources: CBS News (June 2018), Washington Post (October 2016)

Opportunity

Smuckers has acquired Bustello for $360M. There is a massive opportunity in the Latin Coffee Market.

In 2017 Café La Rica replaced Café Bustello as the Official Cafecito of the Miami Marlins.


imusa
MAXWELL HOUSE
CAFE LA LLAVE
CAFE BUSTELO

Official Cafecito of the Miami Marlins

Café La Rica coffee cart in the main promenade of the ballpark providing national exposure through visiting fans.

Messaging on the **LED Ribbon Board** during the "7th Inning Stretch Marlins Vision feature" give an entire row of fans Café La Rica espresso to enjoy

During the 3rd inning, showcase **90-second promotional spots** on the in-park television network

First and third baseline rotational signage, and trademarks of the Marlins on packaging


COFFEE
Café
La Rica
Gourmet Espresso

2017 Attendance
1,583,014

CLR Roasters Lands an Estimated $250 Million Deal

205M lbs	1,000	$250M*
Green Coffee	Jobs	US Dollars ($)



CLR Roasters, has entered into a **5-year** contract for the sale and processing of over **41 million pounds of green coffee** on an annual basis. Based on current coffee prices and coffee futures it is estimated that this contract will generate revenues in excess of **$50 million dollars per year** for each year of the 5-year contract. The purchaser of the coffee is a major coffee importer and exporter with over 7 decades of industry experience and supply to many of the largest coffee brands in the industry. The relationship with the distribution partner was established with CLR Roasters when they began their green coffee distribution and processing business just four years ago and has been growing steadily each year. Revenue for this contract covers the period 2019 through 2023 with first shipments to begin in January of 2019.

The company estimates that initially it will be hiring approximately **1000 workers** to begin processing the coffee. The new hires will begin work starting the end of August and are planned to scale to full capacity by the end of 2018.

* Based on coffee prices 07/31/2018

Near Term Objectives

Near-Term Objectives: Vertically integrate the Hemp Based Non-THC CBD Business

Quality control is of the utmost importance to Youngevity and our product's efficacy depends on it. To ensure our CBD line meets that highest quality standards we aim to achieve vertical integration of our Hemp-Based Non-THC CBD Business. We believe achieving a "field-to-finish" product offering similar to what we have done with our coffee segment is vital to our long term strategy. We see revenue opportunities across the vertical similar to what we have achieved with our coffee operations.

YGYI YGYI YGYI



Near-Term Objectives: Secure non-dilutive asset based financing for expanding capacity of coffee businesses

Leveraging Inventory Assets to create non dilutive financing

Financing for working capital and expansion of processing capabilities to prepare for future expansion.

Funds will be in place to hedge the market to insure profits are protected against market fluctuations.


$

Near-Term Objectives: Complete registration for core product line to launch in Mainland China

Youngevity has begun the registration process of its core nutrition line so that it will be in position to launch these products in Mainland China in 2019.

The larger Direct Selling Companies have achieved more than 50% and upwards of 75% of their revenues outside the United States. China is now the largest Direct Selling Market in the world.* With this in mind, Youngevity is excited to provide their product lines to this significant consumer base.

Registration Commenced



Mainland China



* China is now the largest direct selling market in the world according to the WFDSA 2017 Annual Report

Corporate Leadership

Best in class management team with a track record of success in private and public companies.



Steve Wallach
CEO

With nearly two decades of sales and network marketing experience, Mr. Steve Wallach has successfully guided Youngevity International, Inc. to become an international, publicly-traded direct marketing company that is positioned for worldwide growth.



Dave Briskie
President and CFO

As President of Youngevity, Dave has shepherded the company's development into a fully vertical coffee roasting and distribution company, owner of the direct marketing brand JavaFit® and the retail brand Cafe La Rica, as well as the category creator of functional gourmet coffee.



Loren Castronovo
CMO

Loren oversees the global development of Youngevity's brand, and is passionately focused on helping people create the businesses and lives they imagine. Her strong consumer focus comes from working with global brands including Chanel, Revlon, Estee Lauder, Mary Kay, The Body Shop, Crayola, Creative Memories and more.



Raffy Lorentzian
VP, Corp. Controller

As a VP of Youngevity and it's Corporate Controller, Raffy Lorentzian is responsible for managing the financial reporting and operations of Youngevity's U.S. and Global Operations. Raffy is committed to maintaining the high level of integrity and transparency for which Youngevity is known.



Sanjeev Javia
Sci / Athletic Adv Board

Sanjeev has multiple roles at Youngevity stemming from product development to formulation. His specialty and research emphasis focuses on nutrition and exercise interventions in diabetes/obesity, autoimmune diseases, neurological issues, and post chemotherapy recovery.

Full bios available at: http://ygyi.com/management.php

Brand Evangelists

Our products are endorsed and used by professional athletes and influencers with a global reach



Marilu Henner

Marilu Henner is an actress, producer, New York Times best-selling author and longtime health and wellness activist. Marilu Henner has starred on stage, in several hit TV series, films, commercials, television movies and specials. She has been very passionate about promoting Youngevity's brain-supporting supplement, SYNAPTIV™.



Mike Glenn

Mike "Stinger" Glenn is a former NBA basketball player who played with the Buffalo Braves, the New York Knicks, the Atlanta Hawks, and the Milwaukee Bucks. Currently, Mike Glenn is a television basketball analyst for Fox Sports South and can be seen on Hawks Live, the pre-game, half-time, and post-game show for the Atlanta Hawks.



Drew Pearson

As a former Dallas Cowboy, Drew Pearson is widely recognized as one of the NFL's greatest wide receivers. Drew Pearson began his professional NFL career in 1973 as a "walk-on" free agent with the Dallas Cowboys, where he rose to become one of the NFL's greatest all-time wide receivers. A three time All Pro, Drew Pearson played his entire professional football career for the Dallas Cowboys.



Gene Nelson

Gene Nelson began bodybuilding as a hobby more than 15 years ago. Today, he's known as the "Greatest Natural Bodybuilder in the World." As a natural bodybuilder, he regularly takes Youngevity products and trusts that they will provide him with the energy and nutrients he needs to replenish his body and keep going strong.



Delisha Jones

During her long-standing WNBA career, she played more games than any other athlete to date (499 regular season games and 50 playoff games), was a three-time All-Star, and holds 2 WNBA championships. To add, she is a two-time Olympic gold medalist and has won numerous FIBA (International Basketball Federation) medals as a member of the USA Women's Basketball National Team.

Dedicated to Social Responsibility

YOUNGEVITY® BE THE CHANGE FOUNDATION

MAKE-A-WISH | American Red Cross | GARY SINISE FOUNDATION

Fully sustainable unique charitable giving platform.

Join our mission to change the world. One way you can start is by simply purchasing dedicated Be the Change products. Our parent company (Youngevity International) showcases our commitment to this effort in two key ways. First, Youngevity has pledged 100 percent of profits generated by the purchase of these products will be donated to the Be the Change Foundation.

Youngevity® Be The Change Foundation, a 100% Volunteer Run Organization (No Salaries Paid), was born in the hearts of our Founders, Executive Team, Distributors and Customers, as a true reflection of our desire to benefit others by becoming the change we wish to see in the world, following Gandhi's inspiring statement.

Through **Youngevity® Be The Change Foundation**, we are able to help causes near and dear to the Youngevity® family; **Gary Sinise Foundation, American Red Cross,** and **Make-A-Wish Foundation** to name a few. As a united force, we change the world and change ourselves in the process. This total body, mind and spirit giving is at the very heart of our foundation. Please join us as we open our hearts and form a bridge of hope to those in need.

To learn more about our causes, products, and how you can get involved in our Community Outreach Program, please visit YoungevityBeTheChange.org.

Income Statement Highlights

$/000's	Q2 2018	Q1 2018	FY 2017	FY 2016
Gross Revenue	44,255	42,994	165,696	162,667
Gross Profit	25,382	25,012	95,565	98,137
Operating Expenses	24,729	24,988	101,447	95,622
Operating Income	653	24	(5,882)	2,515
Interest Expense	1,549	1,712	5,785	4,474
Net Income (Loss)	(614)	(2,308)	(12,677)	(398)
Adjusted EBITDA	2,203	1,520	(549)	6,772


Gross Revenue
40,670
75,004
85,627
134,043
156,597
162,667
165,696
87,249
2011
2012
2013
2014
2015
2016
2017
2018 Q2 YTD

Balance Sheet Highlights

$/000's	Q2 2018	Q1 2018	FY 2017	FY 2016
Cash and Equivalents	700	3,053	673	869
Net Receivables	6,950	5,556	4,420	2,460
Inventory	22,867	23,212	22,073	21,492
Other Assets	5,031	4,470	3,999	3,087
Total Current Assets	**35,548**	**36,291**	**31,165**	**27,908**
Goodwill and Intangible Assets	27,416	28,278	27,231	21,237
Other Assets	13,799	14,189	13,993	16,863
Total Assets	**76,763**	**78,758**	**72,389**	**66,008**
AP & Accruals	22,429	21,881	21,442	16,038
Short/Current Long Term Debt	9,941	12,000	11,747	5,013
Other Current Liabilities	5,750	5,371	4,530	4,259
Total Current Liabilities	**38,120**	**39,252**	**37,719**	**25,310**
Long Term Debt	22,813	23,119	27,219	21,700
Total Liabilities	60,933	63,317	64,938	47,010
Total Stockholder Equity	**15,830**	**15,441**	**7,451**	**18,998**



Adjusted EBITDA
1,339
3,170
7,279
6,589
9,215
6,772
-549
3,723
2011
2012
2013
2014
2015
2016
2017
2018 Q2 YTD

Key Takeaways

- Nasdaq listed (06/2017)
- Added to Russell Microcap Index (06/2018)
- Among the Top 100 Global Direct Selling Companies [1]
- Operates in high growth industries - Direct Selling and Coffee
- Committed to aggressive expansion through organic growth, mergers and acquisitions
- International sales growing with recent global expansion
- New technology-driven web platform supporting expansion of global e-commerce and social selling platforms
- Annual revenue growth from $75 million in 2012 to $166 million in 2017

[1] Direct Selling News Magazine

Appendix

Appendix (Page 6)

Market Capitalization = closing stock price * common shares outstanding (21,561,217). To illustrate, closing price on 8/31/18 was $3.57, so market cap was $77.0m.

Debt = Short-term Borrowings ($2.93m) + Current Portion of Long Term Debt ($3.06m) + Current Portion of Capital Lease Obligations (1.19m) + Long Term Debt ($7.92m) + Capital Leases ($0.63m) - Total Cash And Short Term Investments ($.70m) = $15.03m

Enterprise Value = market cap (latest) + net debt (latest reported, 6/30/18).

Float: The float is the number of shares actually available for trading. Float is calculated by subtracting closely held shares -- owned by insiders, employees, the company's Employee Stock Ownership Plan or other major long-term shareholders -- from the total shares outstanding.

Appendix (Page 7)

Adjusted EBITDA
Management believes that Adjusted EBITDA, when viewed with our results under GAAP and the accompanying reconciliations, provides useful information about our period-over-period growth. Adjusted EBITDA is presented because management believes it provides additional information with respect to the performance of our fundamental business activities and is also frequently used by securities analysts, investors and other interested parties in the evaluation of comparable companies. We also rely on Adjusted EBITDA as a primary measure to review and assess the operating performance of our company and our management team.

Adjusted EBITDA is a non-GAAP financial measure. We calculate adjusted EBITDA by taking net income, and adding back the expenses related to interest, income taxes, depreciation, amortization, stock-based compensation expense, extinguishment loss on debt and the change in the fair value of the warrant derivative, as each of those elements are calculated in accordance with GAAP. Adjusted EBITDA should not be construed as a substitute for net income (loss) (as determined in accordance with GAAP) for the purpose of analyzing our operating performance or financial position, as Adjusted EBITDA is not defined by GAAP.

A reconciliation of our adjusted EBITDA to net loss for the 6 months ended June 30, 2018 is included in the table below (in thousands):

Six Months Ended	June 30, 2018
Net loss	2,922
Add/Subtract:	
Interest, net	3,261
Income taxes (benefit) provision	160
Depreciation	902
Amortization	1,692
EBITDA	3,093
Add/Subtract:	
Stock-based compensation	452
Change in the fair value of derivatives	-904
Extinguishment loss on debt	1,082
Adjusted EBITDA	3,723

Application Architecture



Youngevity.com Shopping Experience
Magento 2.x EE Replicated Websites
(dist_ID.youngevity.com)
Azure-hosted Ubuntu VM's with Apache/NGINX & Varnish
caching front-ended by Azure Load Balancers
HTTP/S 80/443
Users:
• Retail Customers
• Preferred Customers
• Distributors
• Content Managers
HTTP/S 80/443
Azure CDN
HTTP/S 80/443
NFS
SQL 3306
HTTPS 443
Redis DB Cache (Separate VM)
Azure BLOB File Storage
MySQL Magento DB
• CSS
• Static Site Images
• Animations
• Other Site Content
• Product Catalog
• Product Categories
• Orders
• Pricing
• User Credentials
FTP/S 21; 990
SQL 3306
Atlassian BitBucket (Continuous Integration via Atlassian's Bamboo)
DATA FACTORY
YGY_API (Azure Services Fabric)
SSO (Cust./Dist.)
Order Processing
• Create New Order
Sync Products
Azure SQL API Database
• User Credentials
• AutoShip Queue
Azure AD IdM (OAuth for services)
EXTERNAL INTEGRATIONS
Payment Gateways
Authorize.net
Banamex
HTTPS 443
Tax Jar / CCH Sales Tax Rates
SSN Checking (Future)
HTTPS 443
ByDesign Freedom
Genealogy / Commissions / Orders
Acumatica
ERP/Inventory Counts; Hosted@YGY
Google Address
Address Auto-Suggest &
Address Verification System (AVS)
USPS / UPS / FEDEX
Shipping Cost Estimator
SMTP 25/553
SendGrid
Azure-integrated SMTP Server

Income Statement Highlights

$/000's	Q2 2018	Q1 2018	FY 2017	FY 2016	FY 2015	FY 2014	FY 2013	FY 2012	FY 2011
Gross Revenue	44,255	42,994	165,696	162,667	156,597	134,043	85,627	75,004	40,670
Gross Profit	25,382	25,012	95,565	98,137	92,969	76,325	51,301	43,825	24,708
Operating Expenses	24,729	24,988	101,447	95,622	87,563	72,956	46,949	44,106	176,230
Operating Income	653	24	(5,882)	2,515	5,406	3,369	4,352	(281)	(151,522)
Interest Expense	1,549	1,712	5,785	4,474	4,491	2,356	1,249	1,004	427
Net Income (Loss)	(614)	(2,308)	(12,677)	(398)	(1,706)	5,369	2,651	(564)	(152,195)
Adjusted EBITDA	2,203	1,520	(549)	6,772	9,215	6,589	7,279	3,170	1,339

Reconciliation of Non-GAAP Measure

Adjusted EBITDA to Net (Loss) Income (in thousands)

$/000's	Q2 2018	Q1 2018	FY 2017	FY 2016	FY 2015	FY 2014	FY 2013	FY 2012	FY 2011
Net (loss) income	-614	-2,308	-12,677	-398	-1,706	5,369	2,651	-564	-152,195
Interest, net	1,549	1,712	5,785	4,474	4,491	2,356	1,249	1,004	427
Income taxes (benefit) provision	-90	250	2,727	-190	1,384	-4,371	452	196	246
Depreciation	470	432	1,556	1,518	1,242	753	464	332	175
Amortization	865	827	2,782	2,344	2,112	1,933	1,615	1,573	888
EBITDA	2,180	913	173	7,748	7,523	6,040	6,431	2,541	-150,459
Stock-based compensation	215	237	995	395	455	534	848	629	0
Change in the fair value of derivatives	-192	-712	-2,025	-1,371	39	15	0	0	0
Impairment of goodwill	0	0	0	0	0	0	0	0	151,798
Extinguishment loss on debt	0	1,082	308	0	1,198	0	0	0	0
Adjusted EBITDA	2,203	1,520	-549	6,772	9,215	6,589	7,279	3,170	1,339

Balance Sheet Highlights

$/000's	Q2 2018	Q1 2018	FY 2017	FY 2016	FY 2015	FY 2014	FY 2013	FY 2012	FY 2011
Cash and Equivalents	700	3,053	673	869	3,875	2,997	4,320	3,025	1,390
Net Receivables	6,950	5,556	4,420	2,460	2,508	2,901	1,127	836	937
Inventory	22,867	23,212	22,073	21,492	17,977	11,783	5,973	4,675	4,981
Other Assets	5,031	4,470	3,999	3,087	3,868	3,753	1,209	760	591
Total Current Assets	**35,548**	**36,291**	**31,165**	**27,908**	**28,228**	**21,434**	**12,629**	**9,296**	**7,899**
Goodwill and Intangible Assets	27,416	28,278	27,231	21,237	20,037	20,839	17,555	14,268	15,552
Other Assets	13,799	14,189	13,993	16,863	14,520	13,459	4,669	1,343	916
Total Assets	**76,763**	**78,758**	**72,389**	**66,008**	**62,785**	**55,732**	**34,853**	**24,907**	**24,367**
AP & Accruals	22,429	21,881	21,442	16,038	14,843	11,916	6,713	6,562	5,796
Short/Current Long Term Debt	9,941	12,000	11,747	5,013	5,547	6,729	1,412	1,056	424
Other Current Liabilities	5,750	5,371	4,530	4,259	3,157	5,552	3,456	238	1,780
Total Current Liabilities	**38,120**	**39,252**	**37,719**	**25,310**	**23,547**	**24,197**	**11,581**	**7,856**	**8,000**
Long Term Debt	22,813	23,119	27,219	21,700	20,357	12,946	11,773	7,172	7,289
Total Liabilities	60,933	63,317	64,938	47,010	43,904	37,143	23,354	15,028	15,289
Total Stockholder Equity	**15,830**	**15,441**	**7,451**	**18,998**	**18,881**	**18,589**	**11,499**	**9,879**	**9,078**

YGYI

Youngevity International, Inc. NASDAQ: YGYI (800) 982-3189 investors@ygyi.com